Flat Rock Core Income Fund
Consolidated Schedule of Investments
March 31, 2021 (Unaudited)

	Rate	Maturity	Principal Amount	Value
FIRST LIEN SENIOR SECURED DEBT- 104.63%(a)
AIS HoldCo, LLC	3M US L + 5.00%	08/15/2025	$3,775,000	$3,783,528
ALM Media, LLC	3M US L + 6.50%	11/25/2024	4,750,000	4,655,000
Broder Bros Co.	1M US L + 8.50%	12/02/2022	1,829,016	1,737,566
Coastal Construction Products	2M US L + 5.13%	09/04/2024	2,840,869	2,846,647
Diversified Risk Holdings	3M US L + 8.00%	11/28/2023	14,014,904	14,184,597
ECL Entertainment	L + 7.50%	05/01/2028	500,000	495,000
Global Client Solutions	1M US L + 6.00% (1.00% Floor)	03/15/2026	1,000,000	985,000
Hill International, Inc.	3M US L + 5.75%	06/21/2023	1,447,500	1,446,895
Inszone Insurance Services	3M US L + 6.00% (1.25% Floor)	07/03/2027	3,979,752	3,888,150
Isagenix International, LLC	3M US L + 5.75% (1.00% Floor)	06/14/2025	2,552,012	1,403,607
MAG Aerospace	3M US L + 5.50%	04/01/2027	1,995,000	1,912,690
Mills Fleet Farms	3M US L + 6.00%	10/24/2024	4,624,999	4,445,910
North Pole US LLC	3M US L + 7.00%	03/03/2025	1,825,000	1,693,036
Potpourri Group, Inc.	1M US L + 8.25%	07/03/2024	7,395,352	7,345,108

	Rate	Maturity	Principal Amount	Value
S&S Holdings LLC	5.50% (0.50% Floor)(b)	03/11/2028	$2,000,000	$1,945,000
Specialist Resources Global Delayed Draw(c)	4.50%(b)	09/23/2025	1,664,500	1,671,241
Specialist Resources Global, Inc.	1M US L + 4.50%	09/23/2025	3,291,667	3,304,998
Spencer Gifts LLC	1M US L + 6.00%	06/19/2026	4,656,858	4,517,087
Teneo	1M US L + 5.25% (1.00% Floor)	12/31/2049	500,000	496,250
Three Bridge Acquisition Delayed Draw Loan	13.00%(b)	12/04/2022	277,916	278,543
Three Bridge Acquisition Term Loan	13.00%(b)	12/04/2022	4,652,854	4,663,364
Thryv Inc	1M US L + 8.50% (1.00% Floor)	02/16/2026	6,000,000	6,000,000
Trident Technologies, LLC	3M US L + 6.00% (1.50% Floor)	12/19/2025	4,937,500	4,888,125

TOTAL FIRST LIEN SENIOR SECURED DEBT				$78,587,342
(Cost $79,450,905)

COLLATERALIZED LOAN OBLIGATIONS EQUITY- 2.66%
BlackRock Elbert CLO V, Ltd., Subordinated Notes(d)(e)(f)	14.11%(b)	12/15/2031	2,000,000	2,000,000

TOTAL COLLATERALIZED LOAN OBLIGATIONS EQUITY				$2,000,000
(Cost $2,000,000)

COLLATERALIZED LOAN OBLIGATIONS DEBT- 10.19%
Churchill Middle Market CLO IV, Ltd., Class E2(d)(e)	3M US L + 9.27%	01/23/2032	4,000,000	4,000,021
Monroe Capital Mml CLO 2017-1, Ltd., Class E(d)(e)(g)	3M US L + 7.35%	04/22/2029	2,000,000	1,930,434
THL Credit Lake Shore MM CLO II, Ltd., Class E(d)(e)(g)	3M US L + 8.80%	10/17/2031	1,725,000	1,720,347

	Rate	Maturity	Principal Amount	Value
TOTAL COLLATERALIZED LOAN OBLIGATIONS DEBT				$7,650,802
(Cost $7,248,543)

	Shares	Value
PRIVATE FUND INVESTMENTS - 8.81%
BCP Great Lakes Fund LP(c)	6,700,611	$6,616,853

TOTAL PRIVATE FUND INVESTMENTS
(Cost $6,700,611)		$6,616,853

		Shares	Value
SHORT TERM INVESTMENTS - 11.52%
Money Market Fund - 0.87%
First American Government Obligations Fund	(7 Day Yield 0.04%)	654,162	$654,162

	Rate	Maturity	Principal Amount	Value
U.S. Treasury Bill - 10.65%
United States Treasury Bill(h)	0.00%	04/06/2021	$8,000,000	$7,999,997

TOTAL SHORT TERM INVESTMENTS
(Cost $8,654,362)				$8,654,159

TOTAL INVESTMENTS - 137.81%
(Cost $104,054,421)				$103,509,156
LIABILITIES IN EXCESS OF OTHER ASSETS - (37.81)%				(28,396,633)
NET ASSETS - 100.00%				$75,112,523

(a)	Variable rate investment. Interest rates reset periodically. Interest rate shown reflects the rate in effect at March 31, 2021. For securities based on a published reference rate and spread, the reference rate and spread are included in the description above.
(b)	Estimated yield.
(c)	A portion of this position was not funded as of December 31, 2020. The Consolidated Schedule of Investments records only the funded portion of each position.
(d)	Fair valued as determined in good faith in accordance with procedures established by the Board of Trustees.
(e)	The level 3 assets were a result of unavailable quoted prices from an active market or the unavailability of other significant observable inputs.

(f)	Collateralized Loan Obligations (“CLO”) equity positions are entitled to recurring distributions which are generally equal to the remaining cash flow of payments made by underlying securities less contractual payments to debt holders and fund expenses. The effective yield is estimated based upon the current projection of the amount and timing of these recurring distributions in addition to the estimated amount of terminal principal payment. Effective yields for the CLO equity positions are updated generally once a quarter or on a transaction such as an add-on purchase, refinancing or reset. The estimated yield and investment cost may ultimately not be realized. Total fair value of the securities is $2,000,000, which represents 2.66% of net assets as of March 31, 2021.
(g)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities are not restricted and may normally be sold to qualified institutional buyers in transactions exempt from registration. Total fair value of Rule 144A securities amounts to $3,650,781, which represents 4.86% of net assets as of March 31, 2021.
(h)	Issued with a zero coupon. Income is recognized through the accretion of discount.

Investment Abbreviations:
LIBOR - London Interbank Offered Rate

Reference Rates:
1M US L - 1 Month LIBOR as of March 31, 2021 was 0.11%
2M US L - 2 Month LIBOR as of March 31, 2021 was 0.13%
3M US L - 3 Month LIBOR as of March 31, 2021 was 0.19%

See Notes to Consolidated Schedule of Investments.

Flat Rock Core Income Fund

Notes to Quarterly Schedule of Investments

March 31, 2021 (Unaudited)

1. ORGANIZATION

Flat Rock Core Income Fund (the "Fund") is registered under the Investment Company Act of 1940, as amended, (the "1940 Act") as a non-diversified, closed-end management investment company. The shares of beneficial interest of the Fund (the “Shares”) are continuously offered under Rule 415 under the Securities Act of 1933, as amended (the “Securities Act”). The Fund operates as an interval fund pursuant to Rule 23c-3 under the 1940 Act, and has adopted a fundamental policy to conduct quarterly repurchase offers at net asset value (“NAV”).

The Fund's investment objective is the preservation of capital while generating current income from its debt investments and seeking to maximize the portfolio’s total return.

The Fund was formed as a Delaware statutory trust on August 18, 2020 and operates pursuant to an Amended and Restated Agreement and Declaration of Trust governed by and interpreted in accordance with the laws of the State of Delaware. The Fund had no operations from that date to November 23, 2020, other than those related to organizational matters and the registration of its shares under applicable securities laws.

FRC Funding I, LLC, a wholly owned subsidiary, is consolidated in the Fund’s Schedule of Investments.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Fund is an investment company under U.S. GAAP and follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946.

Use of Estimates: The preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, as well as the reported amounts of increases and decreases in net assets from operations during the period. Actual results could differ from these estimates.

Security Valuation: The Fund records its investments at fair value, which is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The valuation techniques used to determine fair value are further described below. The Fund determines the NAV of its shares daily as of the close of regular trading (normally, 4:00 p.m., Eastern time) on each day that the New York Stock Exchange ("NYSE") is open for business.

Short-term debt securities having a remaining maturity of 60 days or less when purchased are valued at cost adjusted for amortization of premiums and accretion of discounts, which approximates fair value.

The Board is responsible for the valuation of the Fund’s portfolio investments for which market quotations are not readily available, as determined in good faith pursuant to the Fund’s valuation policy and consistently applied valuation process. The Board has delegated day-to-day responsibility for implementing the portfolio valuation process set forth in the valuation policy to the investment adviser. If market quotations are not readily available, securities or other assets will be valued at their fair market value as determined using the “fair value” procedures approved by the Board. In these cases, the Fund’s NAV will reflect certain portfolio investment’s fair value rather than their market price. Fair value pricing involves subjective judgments and it is possible that the fair value determined for an investment may be materially different than the value that could be realized upon the sale of that investment. The fair value prices can differ from market prices when they become available or when a price becomes available.

The Fund intends to invest directly in Senior Loans (either in the primary or secondary markets). Each Senior Loan held by the Fund will be fair valued by a third-party valuation firm engaged by the Fund each quarter. Certain of the Senior Loans held by the Fund will be broadly syndicated loans. Broadly syndicated loans will be valued by using readily available market quotations or another commercially reasonable method selected by an independent, third party pricing service or by using broker quotations.

For each Senior Loan, the Fund will obtain a valuation from a third-party valuation firm each quarter when it receives financial updates from portfolio companies. Valuations will be updated whenever material information is received from portfolio companies. As a proxy for discount rates and market comparables, the Adviser will look to the S&P/LSTA U.S. Leveraged Loan 100 Index (the “LSTA Index”) for significant price movements. The LSTA Index is a market value-weighted index designed to track the performance of the U.S. leveraged loan market based upon market weightings, spreads and interest payments. The LSTA Index is comprised of senior secured loans denominated in U.S. dollars that meet certain selection criteria. If the LSTA index cumulative change is greater than 1% or less than -1% from the completion date of the most recent valuation, then the Adviser will adjust the value of the Senior Loan by 20% of the LSTA Index change. For example, if the LSTA Index trades down or up by 5%, then the Adviser will adjust the value of the Senior Loans by 1% to mirror the LSTA Index. Furthermore, if the LSTA Index moves another 1% (over 2% cumulative change) in either direction, then the Adviser will further adjust the value based on the aforementioned methodology.

In addition, the values of the Fund’s Senior Loans are adjusted daily based on the estimated total return that the asset will generate during the current quarter. The Adviser will monitor these estimates daily and update them as necessary if macro or individual changes warrant any adjustments. To the extent adjustments are necessary, the Senior Loans may be valued based on prices supplied by a pricing agent(s), based on broker or dealer supplied valuations, based on model pricing, or based on matrix pricing, which is a method of valuing securities or other assets by reference to the value of other securities or other assets with similar characteristics, such as rating, interest rate and maturity. At the end of the quarter, each Senior Loan’s value is adjusted based on the actual income and appreciation or depreciation realized by such loan when its quarterly valuations and income are reported. The Fund’s Senior Loans are valued without accrued interest, and accrued interest is reported as income in the Fund’s statement of operations.

The Fund may invest in junior debt or equity tranches of CLOs. These investments will be valued based on the last reported bid prices supplied by an independent, third party pricing service engaged by the Fund. If the last reported bid price is not readily available or is otherwise deemed to be unreliable by the Adviser, then such securities will be valued at fair value pursuant to procedures adopted by the Board.

All available information, including non-binding indicative bids which may not be considered reliable, typically will be considered by the Adviser in making its fair value determinations. In some instances, there may be limited trading activity in a security even though the market for the security is considered not active. In such cases the Adviser will consider the number of trades, the size and timing of each trade, and other circumstances around such trades, to the extent such information is available. The Fund will engage third-party valuation firms to provide assistance to the Board in valuing a substantial portion of the Fund’s investments. The Adviser expects to evaluate the impact of such additional information and factor it into its consideration of fair value.

Investments in private investment companies are measured based upon NAV as a practical expedient to determine fair value. The Company applies the practical expedient to private investment companies on an investment-by-investment basis, and consistently with the Company’s entire position in a particular investment, unless it is probable that the Company will sell a portion of an investment at an amount different from the NAV of the investment. Each of these investments has certain restrictions with respect to rights of withdrawal by the Company as specified in the respective agreements. Generally, the Company is required to provide notice of its intent to withdraw after the investment has been maintained for a certain period of time. The management agreements of the private investment companies provide for compensation to the managers in the form of fees ranging from 0% to 2% annually of the net assets and performance incentive allocations or fees ranging from 0% to 20% on net profits earned.

The fair value of securities may be difficult to determine and thus judgment plays a greater role in the valuation process. The fair valuation methodology may include or consider the following guidelines, as appropriate: (1) evaluation of all relevant factors, including but not limited to, pricing history, current market level and supply and demand of the respective security; (2) comparison to the values and current pricing of securities that have comparable characteristics; (3) knowledge of historical market information with respect to the security; and (4) other factors relevant to the security which would include, but not be limited to, duration, yield, fundamental analytical data, the U.S. Treasury yield curve and credit quality.

The Fund has engaged third-party valuation firms to provide assistance to the Board in valuing certain of the Fund’s investments. The Board may evaluate the impact of such additional information, and factor it into its consideration of fair value.

Securities Transactions and Investment Income: Investment security transactions are accounted for on a trade date basis. Dividend income is recorded on the ex-dividend date. Discounts and premiums on securities purchased are amortized or accreted using the effective interest method. Realized gains and losses from securities transactions and unrealized appreciation and depreciation of securities are determined using the identified cost basis method for financial reporting purposes. Interest income from investments in the “equity” class of collateralized loan obligation (“CLO”) funds will be recorded based upon an estimate of an effective yield to expected maturity utilizing assumed cash flows in accordance with FASB ASC 325-40, Beneficial Interests in Securitized Financials Assets.

3. FAIR VALUE MEASUREMENTS

The Fund utilizes various inputs to measure the fair value of its investments. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available. These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1 - Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access at the measurement date.

Level 2 - Significant observable inputs (including quoted prices for the identical instrument on an inactive market, quoted prices for similar instruments, interest rates, prepayment spreads, credit risk, yield curves, default rates and similar data).

Level 3 - Significant unobservable inputs (including the Fund's own assumptions in determining the fair value of the investments) to the extent relevant observable inputs are not available, for the asset or liability at the measurement date.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following table summarizes the inputs used to value the Fund's investments under the fair value hierarchy levels as of March 31, 2021:

Investments in Securities at Value	Level 1 – Quoted Prices	Level 2 – Significant Observable Inputs	Level 3 – Significant Unobservable Inputs	Total
First Lien Senior Secured Debt	$–	$78,587,342	$–	$78,587,342
Collateralized Loan Obligations Equity	–	–	2,000,000	2,000,000
Collateralized Loan Obligations Debt	–	–	7,650,802	7,650,802
Short Term Investments	654,162	7,999,997	–	8,654,159
Total	$654,162	$86,587,339	$9,650,802	$96,892,303

The Fund held private fund investments with a fair value of $6,616,853, that in accordance with GAAP, are valued at net asset value as a “practical expedient” and are excluded from the fair value hierarchy as of March 31, 2021. For the period ended March 31, 2021, there were no transfers into or out of Level 3.

The following is a reconciliation of the fair value of investments for which the Fund has used Level 3 unobservable inputs in determining fair value as of March 31, 2021:

	First Lien Senior Secured Debt	Collateralized Loan Obligations Equity	Collateralized Loan Obligations Debt	Total
Balance as of December 31, 2020	$69,008,204	$2,000,000	$8,001,252	$79,009,456
Accrued discount/ premium	38,738	–	49,120	87,858
Realized Gain/(Loss)	7,795	–	220,015	227,810
Change in Unrealized Appreciation/(Depreciation)	(583,201)	–	(255,835)	(839,036)
Purchases	–	–	1,930,000	1,930,000
Sales Proceeds	(1,746,685)	–	(2,293,750)	(4,040,435)
Transfer into Level 3	–	–	–	–
Transfer out of Level 3	(66,724,851)	–	–	(66,724,851)
Balance as of March 31, 2021	$–	$2,000,000	$7,650,802	$9,650,802
Net change in unrealized appreciation/(depreciation) attributable to Level 3 investments held at March 31, 2021	$–	$–	$(255,835)	$(255,835)

The following table summarizes the valuation techniques and significant unobservable inputs used for the Fund's investments that are categorized in Level 3 of the fair value hierarchy as of March 31, 2021:

Asset Class	Fair Value	Valuation Technique(s)	Unobservable Input(s)	Input Value(s)
Collateralized Loan Obligations Equity	2,000,000	Third-party vendor pricing service	Broker quotes	N/A
Collateralized Loan Obligations Debt	7,650,802	Third-party vendor pricing service	Broker quotes	N/A

4. GENERAL COMMITMENTS AND CONTINGENCIES

As of March 31, 2021, the Fund had unfunded loan commitments outstanding, which could be extended at the option of the borrower, as detailed below:

Borrower	Par Value	Fair Value
Inszone Delayed Draw Term Loan	$2,000,000	$2,000,000

Unfunded loan commitments are marked to market on the relevant day of the valuation in accordance with the Fund’s valuation policy.